UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 16, 2022

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

This Current Report on Form 8-K is being filed in connection with the consummation on March 16, 2022 (the “Closing Date”) of the transactions contemplated by that certain Merger Agreement, dated as of November 3, 2021, as amended on February 7, 2022, by and among Ready Capital Corporation (“Ready Capital”), Mosaic Real Estate Credit, LLC (“MREC”), Mosaic Real Estate Credit TE, LLC (“MREC TE”), MREC International Incentive Split, LP (“MREC IIS”), Mosaic Real Estate Credit Offshore, LP, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, MREC Corp Sub 3 (Superblock), LLC, Mosaic Special Member, LLC, Mosaic Secure Holdings, LLC, MREC Management, LLC, RC Mosaic Sub, LLC (“Merger Sub”), and Sutherland Partners, L.P. (the “Operating Partnership”), as it may be further amended from time to time (the “Merger Agreement”). Pursuant to the Merger Agreement, on the Closing Date, each of MREC, MREC TE and MREC IIS merged with and into Merger Sub (the “MREC Merger,” the “MREC TE Merger” and the “MREC IIS Merger,” respectively, and collectively the “Mergers”), with Merger Sub continuing as the surviving entity of each Merger. Immediately following each Merger, the Surviving Company of each such Merger remained a wholly owned subsidiary of the Operating Partnership. The combined company will continue to operate under the name “Ready Capital Corporation,” and its shares of common stock, par value $0.0001 per share (“Ready Capital Common Stock”), will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “RC.” The following events took place in connection with the consummation of the Mergers. Any defined terms used and not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement.

Item 1.01	Entry Into a Material Definitive Agreement

On the Closing Date, Ready Capital, the Operating Partnership and American Stock Transfer & Trust Company, LLC, as rights agent thereunder, entered into the Contingent Equity Rights Agreement (the “CER Agreement”). The non-transferable contingent equity rights (“CERs”) issued in connection with the Mergers are governed by the terms of the CER Agreement. The CER Agreement provides that if, as of the Revaluation Date, the (i) sum of the updated fair value of the Covered Portfolio (as adjusted on or prior to the Revaluation Date per the CER Agreement), less all advances made by the Parent Parties on such assets, plus all principal payments, return of capital and liquidation proceeds received by Parent Parties on such assets (all as calculated per the CER Agreement) exceeds (ii) the initial discounted fair value of the acquired portfolio (taking into account the Initial Discount Amount), then Ready Capital will issue to the CER holders, with respect to each CER, a number of shares of Ready Capital Common Stock equal to: (x) 90% of the lesser of the Valuation Excess and the Initial Discount Amount, divided by the number of initially issued CERs, divided by (y) the Ready Capital Share Value, with cash being paid in lieu of any fractional shares of Ready Capital Common Stock otherwise due to such holder, based upon the Parent Share Value.

CERs do not represent any equity or ownership interest in Ready Capital or the Operating Partnership or any of their respective affiliates, and holders of CERs do not have any voting, dividend or distribution rights. CERs are not transferrable by holders except as required by law or in connection with the liquidation of a holder. However, when the shares of Ready Capital Common Stock are issued after the Revaluation Date in settlement of the CERs, each CER holder will be entitled to receive a number of additional shares of Ready Capital Common Stock equal to (i) the amount of any dividends or other distributions paid with respect to the number of whole shares of Ready Capital Common Stock received by such holder in respect of such holder’s CERs and having a record date on or after the Closing Date and a payment date prior to the issuance date of such shares of Ready Capital Common Stock, divided by (ii) the Parent Share Value.

The foregoing descriptions of the CER Agreement does not purport to be complete and are qualified in their entirety by reference to the text of the CER Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On the Closing Date, pursuant to the terms of the Merger Agreement, each of MREC, MREC TE and MREC IIS merged with and into Merger Sub, with Merger Sub continuing as the surviving entity of each Merger. The Certificate of Merger for each of the MREC Merger, the MREC TE Merger and the MREC IIS Merger was filed with the Secretary of State of the State of Delaware, each with an effective time and date of 12:00 p.m., Eastern Time, on the Closing Date (the “Effective Time”).

At the Effective Time, the outstanding equity interests in MREC, MREC TE and MREC IIS were automatically cancelled and retired and converted into the right to receive (i) an equal number of shares of each of Class B-1 Common Stock, $0.0001 par value per share, Class B-2 Common Stock, $0.0001 par value per share, Class B-3 Common Stock, $0.0001 par value per share, and Class B-4 Common Stock, $0.0001 par value per share (collectively, the “Class B Common Stock”), of Ready Capital, (ii) CERs representing the potential right to receive additional shares of Ready Capital Common Stock as of the end of the three-year period following the closing of the Mergers based upon the performance of the assets acquired by Ready Capital pursuant to the Mergers, issued pursuant to the CER Agreement, and (iii) cash consideration in lieu of any fractional shares of Class B Common Stock (based upon the average of the volume weighted average prices of one share of Ready Capital Common Stock for the five consecutive trading days immediately prior to the Closing Date). The shares of Class B Common Stock issued in the Mergers have dividend, distribution, voting and other rights identical to those of the existing shares of Ready Capital Common Stock, except that the newly issued Class B Common Stock is not listed on the NYSE. The shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock will automatically convert, on a one-for-one basis, into an equal number of shares of Ready Capital Common Stock on the first business day following the 91st, 182nd, 273rd and 365th calendar day, respectively, following the Closing Date, although the board of directors of Ready Capital may establish an earlier date for any such conversion.

The issuances of shares of Class B Common Stock in connection with the Mergers and shares of Ready Capital Common Stock upon the automatic conversion of the shares of Class B Common Stock issued in the Mergers and pursuant to the terms of the CERs were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Ready Capital’s registration statement on Form S-4 (Registration No. 333-262070), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2022 (the “Ready Capital S-4 Registration Statement”). The proxy statement/prospectus included in the Ready Capital S-4 Registration Statement contains additional information regarding the Mergers and incorporates by reference additional information regarding the Mergers from Current Reports on Form 8-K filed by Ready Capital.

Per the terms of the transactions described in the Merger Agreement, approximately 30,256,860 shares of Class B Common Stock and an equal number of CERs were issued in connection with the Mergers to former MREC, MREC TE and MREC IIS interest holders. Following the consummation of the Mergers, former MREC, MREC TE and MREC IIS interest holders own approximately 26% of the common equity of Ready Capital as the combined company.

The foregoing description of the Mergers and the other transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Ready Capital’s Current Report on Form 8-K filed with the SEC on November 9, 2021, and the First Amendment to the Merger Agreement, which was previously filed as Exhibit 2.1 to Ready Capital’s Current Report on Form 8-K filed with the SEC on February 7, 2022, each of which are incorporated herein by reference.

Item 3.03.	Material Modification of Rights of Security Holders.

On March 16, 2022, Ready Capital filed Articles Supplementary classifying shares of Ready Capital Common Stock as Class B Common Stock (the “Class B Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The terms of the Class B Common Stock have been previously described in the section entitled “Description of Ready Capital Stock” of the Ready Capital S-4 Registration Statement, which section is hereby incorporated by reference. The Class B Common Stock is entitled to the same dividend, distribution, voting and other rights as the Ready Capital Common Stock.

The foregoing description of the Class B Common Stock is qualified in its entirety by the full text of the Class B Articles Supplementary, a copy of which was filed on March 21, 2022 as Exhibit 4.8 to Ready Capital’s Registration Statement on Form S-3 and are incorporated by reference herein.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

As of the Effective Time and in accordance with the Merger Agreement, the board of directors of Ready Capital (the “Board”) increased the size of the Board by one member and appointed Julius W. Erving to the Board to fill the vacancy on the Board created by such increase, with Mr. Erving to serve until Ready Capital’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified.

Mr. Erving will be compensated in accordance with Ready Capital’s publicly disclosed director compensation policies. Payments of cash and equity for his 2022 Board service period will be prorated to reflect the duration of his service during such period.

Indemnification Agreement

Ready Capital has entered into a customary indemnification agreement with Mr. Erving. This agreement, among other things, requires Ready Capital to indemnify Mr. Erving to the maximum extent permitted by Maryland law, including indemnification of expenses such as attorney’s fees, judgments, fines and settlement amounts incurred by him in any action or proceeding, including any action or proceeding by or in right of Ready Capital, arising out of his service as a director. The form of indemnification agreement for directors was previously filed as Exhibit 10.1 to Ready Capital’s Form 8-K filed with the SEC on September 9, 2019 and is incorporated herein by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2022, Ready Capital filed the Class B Articles Supplementary with the SDAT. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.              Regulation FD Disclosure.

On the Closing Date, Ready Capital issued a press release announcing the completion of the Mergers described above in Item 2.01 of this 8-K. A copy of the press release is furnished as Exhibit 99.1 to this 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information included under this Item 7.01 (including Exhibit 99.1 to this 8-K) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Merger Agreement, dated as of November 3, 2021, by and among Ready Capital Corporation, Sutherland Partners, L.P., RC Mosaic Sub, LLC, Mosaic Real Estate Credit, LLC, Mosaic Real Estate Credit TE, LLC, MREC International Incentive Split, LP, Mosaic Real Estate Credit Offshore, LP, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, MREC Corp Sub 3 (Superblock), LLC, Mosaic Special Member, LLC, Mosaic Secured Holdings, LLC and MREC Management, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 9, 2021).

2.2	First Amendment to Merger Agreement, dated February 7, 2022, by and among Ready Capital Corporation, Sutherland Partners, L.P., RC Mosaic Sub, LLC, Mosaic Real Estate Credit, LLC, Mosaic Real Estate Credit TE, LLC, MREC International Incentive Split, LP, Mosaic Real Estate Credit Offshore, LP, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, MREC Corp Sub 3 (Superblock), LLC, Mosaic Special Member, LLC, Mosaic Secured Holdings, LLC and MREC Management, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on February 7, 2022).

3.1	Articles Supplementary to the Articles of Amendment of Ready Capital Corporation designating the shares of Class B-1 Common Stock, $0.0001 par value per share, Class B-2 Common Stock, $0.0001 par value per share, Class B-3 Common Stock, $0.0001 par value per share, and Class B-4 Common Stock, $0.0001 par value per share (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-3 filed with the SEC on March 21, 2022).

10.1	Contingent Equity Rights Agreement, dated March 16, 2022, by and among Ready Capital Corporation, Sutherland Partners, L.P. and American Stock Transfer & Trust Company, LLC.

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on September 9, 2019).

99.1	Press Release of Ready Capital Corporation.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: March 22, 2022	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer